Filed Pursuant to Rule 497(e)
                                               File Nos. 333-287552 and 811-5626


                             ING VARIABLE ANNUITIES
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
          SEPARATE ACCOUNT B OF GOLDEN AMERICAN LIFE INSURANCE COMPANY

                             PROSPECTUS SUPPLEMENT

                              DATED MARCH 26, 2001


                          SUPPLEMENT TO THE PROSPECTUS
                          DATED DECEMBER 29, 2000 FOR
     PREMIUM PLUS DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY CONTRACT

                ISSUED BY GOLDEN AMERICAN LIFE INSURANCE COMPANY
                        (THE "PREMIUM PLUS PROSPECTUS")

                           _________________________

You should keep this supplement with your Profile and Prospectus.

For Contracts issued in the State of Oregon, the following provisions apply:

1. PREMIUM PAYMENTS MAY BE MADE IN THE FIRST CONTRACT YEAR ONLY. Please see the Profile and Prospectus for applicable minimums for initial and additional premium payments.

2. The annuity start date must be:

   a. at least 9 years from the contract date or the date of the most recent premium payment, if later; and

   b. before the month end of the month immediately following the annuitant's 90th birthday or 10 years from the contract date, if later.

3. If it is necessary to deduct the annual administrative charge from your Fixed Interest Division allocations, such deduction will be limited to the amount of interest credited to such allocation(s) in excess of the minimum guaranteed interest rate of 3%.

4. A surrender charge will not be deducted if the Contract is surrendered on the annuity start date.

















ING VARIABLE ANNUITIES
GOLDEN AMERICAN LIFE INSURANCE COMPANY
Golden American Life Insurance Company is a stock company domiciled in Delaware.

10969 Oregon Supplement-Premium Plus                                    3/26/01